EXHIBIT 10.13(c)

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective as of March 15, 1996 (the "Effective Date"), is by and between PHYSICIAN'S VISITING NURSE SERVICE, INC., a Texas corporation (the "Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas (the "Bank").

                              PRELIMINARY STATEMENT

         The Bank and the Borrower have entered into a Credit Agreement (with Borrowing Base) dated as of March 23, 1994, as amended by that certain First Amendment to Credit Agreement (with Borrowing Base) dated as of June 30, 1994, by that certain Second Amendment to Credit Agreement (with Borrowing Base) dated as of August 31, 1994 and as amended by that certain Third Amendment to Credit Agreement (with Borrowing Base) dated as of December 22, 1994 (the "Credit Agreement"). The "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, extend, modify, and consolidate the Commitment with two other revolving loans to Borrower and to delete the Borrowing Base provisions from the Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

         1. REVOLVING CREDIT NOTE. Section 1.1 of the Credit Agreement is amended by substituting the following for the Section 1.1 of the Credit
Agreement:

         "Subject to the terms and conditions hereof, the Bank agrees to make loans ("Loan" or "Loans") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding $3,950,000.00 (the "Commitment"), Borrower having the right to borrow, repay and reborrow. Each Loan shall be in an amount not less than $10,000.00 or the balance of the Commitment, whichever is less and each repayment shall be in an amount of not less than $10,000.00 or the principal balance of the Note, whichever is less. The Bank and the Borrower agree that Chapter 15 of the Texas Credit Code shall not apply to this Agreement, the Note or any Loan. The Loans shall be evidenced by and shall bear interest and be payable as provided in the promissory note of Borrower dated the Effective Date (together with any and all renewals, extensions, modifications, replacements, and rearrangements thereof and substitutions therefor, the "Note") which is given in renewal, modification, extension, and consolidation of that certain promissory note dated December 22, 1994 in the original principal amount of $1,950,000.00, that certain promissory note dated November 1, 1995 in the original principal amount of $1,000,000.00, and that certain promissory note dated January 31, 1996 in the original principal amount of $1,000,000.00, (including all prior notes of which said notes represent a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). The parties hereto agree that there is as of the Effective Date an outstanding principal balance of $2,450,000.00 under the Note leaving a balance as of the Effective Date of $1,500,000 under the Commitment available for Loans subject to the terms and conditions of this Agreement. The "Note" as used in the Credit Agreement shall also refer to the "Note" as used in this Amendment. The purpose of the Loans is to support Borrower's working capital."

         2. The Credit Agreement is amended by deleting therefrom Sections 1.2,
1.3 and 1.4 in their entirety.

         3. Sections 1.5 through 1.8 of the Agreement are amended by redesignating the same as Sections 1.3, 1.4, 1.5, and 1.6, respectively.

         4. Section 1.6 of the Credit Agreement is amended by substituting the following for Section 1.6 of the Credit Agreement:

         "CONFIRMATION AND AMENDMENT OF SECURITY INTERESTS SECTION 1.6. Borrower confirms and ratifies each of the liens, security interests and other interests granted in each and all security agreements executed in connection with, related to, or securing the Renewed Note as extending to and securing the Loans and the Note including but not limited to each of those interests and liens described in the following listed Security Agreements. Borrower further agrees and acknowledges that the terms "secured indebtedness" and "indebtedness secured hereby" as used in any security agreement including any supplemental security agreements executed in connection with or related to, or securing the Renewed Note, or any other indebtedness of Borrower to Bank, including but not limited to the following security agreements executed by or for the benefit of Borrower and delivered to Bank: Security Agreement - Accounts and General Intangibles executed by Physician's Visiting Nurse Service, Inc. dated June 17, 1994; Security Agreement - Accounts and General Intangibles executed by Medical Innovations of Virginia, Inc. dated June 17, 1994; Security Agreement - Accounts and General Intangibles executed by Medical Innovations (Texas), Inc. dated June 17, 1994; Security Agreement - Accounts and General Intangibles executed by The Great Eastern Nursing Corp. dated June 17, 1994; Security Agreement - Accounts and General Intangibles executed by Medical Innovations, Inc. dated June 17, 1994; Security Agreement - Accounts and General Intangibles executed by Medical Innovations, Inc. of New Jersey dated June 17, 1994; Security Agreement - Accounts and General Intangibles executed by Nurses PRN of Virginia, Inc. dated June 17, 1994; and Security Agreement executed by Nursing Innovations, Inc., including any Supplemental Security Agreements supplementing any of the foregoing, and any other security agreements previously executed by or for the benefit of Borrower and delivered to Bank and not released by Bank and all security agreements executed as of the Effective Date (each and all "Security Agreements") include, but are not limited to, each and all indebtedness of all character and kind related to or evidenced by the Renewed Note, the Note and related to the Loan Documents. The parties hereto agree to amend the Security Agreements as follows: (1) representation and warranty (a) on page 1 of the Security Agreements is deleted therefrom in its entirety; (2) ss.4.1(g) of the Security Agreements is amended by adding the following to the end of ss.4.1(g): "except for in the normal course of business;" (3) ss.4.1(l) of the Security Agreements is amended by adding the following to the end of ss.4.1(l): "except for in the normal course of business;" and
         (4) ss.4.1(n) of the Security Agreements is amended by deleting therefrom the words: "and its proceeds." The Note is further secured by each of the Continuing Guaranties of even date herewith executed by each of Harvey R. Houck, and Mark H. Fisher and delivered to Bank."

         5. Section 2.1 of the Credit Agreement is amended by substituting the following for Section 2.1 of the Credit Agreement:

         "ALL LOANS 2.1 Bank is not obligated to make any Loan unless: (a) Bank has received the following, duly executed and in Proper Form: (1) a Request for Loan, substantially in the form of EXHIBIT A, not later than one (1) Business Day before the date (which shall also be a Business Day) of the proposed Loan; provided however, Bank may accept and act upon verbal advance requests received from Borrower's representative reasonably believed by Bank to be authorized to make such requests; and (2) such other documents as Bank reasonably may require; (b) no Event of Default exists; and (c) the making of the Loan is not prohibited by, or subjects Bank to any penalty or onerous condition under any Legal Requirement."

         6. Section 4.3 of the Credit Agreement is amended by substituting the following for Section 4.3 of the Credit Agreement:

         "FINANCIAL INFORMATION 4.3 Furnish to the Bank one copy of each of the following: (i) for Medical Innovations, Inc.: (a) as soon as available and in any event within 90 days after the end of each fiscal year of Medical Innovations, Inc., Medical Innovations, Inc.'s annual financial statements, prepared in conformity with GAAP and accompanied by a report and opinion of independent certified public accountants satisfactory to the Bank; (b) as soon as available and in any event within 45 days after the end of each month, the consolidated financial statements of Medical Innovations, Inc. for such period, and for the year to date, prepared in conformity with GAAP accompanied by computations and workpapers to establish compliance or noncompliance with the financial covenants set forth on Annex III; (c) copies of special audits, studies, reports and analysis prepared for the management of any Borrower by outside parties; and (d) promptly after such request is submitted to the appropriate Governmental Authority, any request for waiver of funding standards or extensions of amortization periods with respect to any employee benefit plan;
(ii) for guarantors, no later than 15 days after request therefor by the Bank, and no later than April 30 of each year, the personal financial statement of such guarantor, in form and containing such information and detail as is satisfactory to the Bank; and (iii) for all Borrowers or guarantors, such information relating to the financial condition and affairs of the Borrowers or guarantors and their Subsidiaries as from time to time may be requested by the Bank in its discretion."

         7. The Credit Agreement is amended by deleting therefrom Section 4.8 in its entirety.

         8. Section 8. Definitions. Subsection (1) of the definition of Termination Date in the Credit Agreement is hereby amended by replacing "(a) March 31, 1996; or" with "(a) April 15, 1997; or."

         9. EXHIBIT A of the Credit Agreement is hereby amended by replacing prior EXHIBIT A with the Exhibit A attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

         10. The Credit Agreement is hereby amended by deleting therefrom EXHIBIT B in its entirety.

         11. ANNEX I of the Credit Agreement is hereby amended by replacing prior ANNEX I with the ANNEX I attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

         12. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) except as previously disclosed to Bank in writing, no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

         13. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the "Agreement" as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.

         14. The Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

                               Page 2 of 3 Pages

         15. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

         16. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

         17. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

         18. WAIVER AGREEMENT. Pursuant to Section 4.8 of the Agreement, Borrower agreed to make a principal prepayment on the Renewed Note in an amount sufficient to bring the outstanding principal balance on the Renewed Note to not more than Six Hundred Twenty Five Thousand Dollars ($625,000.00) for a period of thirty (30) consecutive days at least one time prior to the maturity of this Note. Borrower has informed Bank that Borrower is out of compliance with this covenant. Although Borrower is in default under the Credit Agreement because of the failure to comply with the above-referenced covenant as required, Bank is electing to waive this specific default. This waiver does not constitute a waiver of any other defaults that may currently exist or that may hereafter occur, including but not limited to the above cited Section of the Agreement. Bank's delay in exercising any of its rights under the Credit Agreement does not constitute a waiver of any rights or interests of Bank except as specifically agreed to in writing by Bank. This Section is not a general waiver of the above-referenced covenant or any other requirements contained in the Agreement or any other Loan Document. In the past Bank may have made advances under the Commitment at times when Borrower did not satisfy all of the conditions precedent to advances and/or because Borrower was in default under the Credit Agreement. Bank has the right to refuse to fund an advance at any time that Borrower is not in compliance with the terms of the Agreement. If Bank elects to make any advance to Borrower while Borrower is out of compliance with the Agreement, the making of such advances shall not constitute a waiver of any defaults then existing or thereafter arising under the Agreement, and will not constitute the agreement of Bank to make further advances in similar circumstances. This Section constitutes the only evidence of Bank's waiver of compliance with the above cited Section of the Credit Agreement.


         THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

         BORROWER:                    PHYSICIAN'S VISITING NURSE SERVICE, INC.

                         By: /s/ MARK H. FISHER

                         Name:  Mark H. Fisher

                         Title: President


                                     Address:          7999 Gladys
                                                       Beaumont, Texas 77706


         BANK:                              TEXAS COMMERCE BANK
                                              NATIONAL ASSOCIATION


                                            By: /s/ GARY WHITT

                                            Name:  Gary Whitt

                                            Title: VP

                               Page 3 of 3 Pages

                                                          EXHIBIT A
                                                      REQUEST FOR LOAN
                                                   LETTERHEAD OF BORROWER
Texas Commerce Bank National Association
[branch address]

Re:           Request for Loan under Agreement

Attention:  GARY WHITT

Gentlemen:

     This letter confirms our oral or telephonic request of , 19 , for a Loan in accordance with that certain Credit Agreement (as amended, restated and supplemented from time to time, the "Agreement") dated as of March 23, 1994 between you and us. Any term defined in the Agreement and used in this letter has the same meaning as in the Agreement.

     The proposed Loan is to be in the amount of $ and is to be made on , 19 , which is a Business Day at least one (1) Business Day after the date of this letter. The proceeds of the proposed Loan should be (check one:) [ ] deposited into account number with the Bank; or [ ]_____________________________________.


     The undersigned hereby certifies that:

     (1) The representations and warranties made by the Borrower or by any other Person in the Agreement and the other Loan Documents are true and correct on and as of this date as though made on this date.

     (2) The proposed Loan complies with all applicable provisions of the Agreement.

     (3)       No Event of Default has occurred and is continuing.

                                                 Sincerely,



                                       PHYSICIAN'S VISITING NURSE SERVICE, INC.


                                                 By:

                                                 Name:

                                                 Title:

                            EXHIBIT A   Page 1 of 1

                                                           ANNEX I

                                                       LOAN DOCUMENTS

"Loan Documents" includes, but is not limited to, the following:

1.   Agreement

2.   Note

3.   [ ]        Assignment covering:

              [ ]  Life insurance
              [ ]  Deposit account
              [ ]  Other (specify)

4.   Compliance Certificate

5    |X|      Security Agreements, in Proper Form, covering:

              |X| Accounts and general intangibles
              [ ] Equipment
              [ ] Inventory
              [ ] Securities
              [ ] Secured note
              [ ] Certificate of deposit or deposit account
              [ ] Partnership interest
              [ ] Rights under contract
              [ ] Other (specify)

6.   [ ]      Deed of Trust covering the real property described on the Real
              Property Addendum, attached hereto.

7.   [ ]      Title Insurance Policy

8.   |X|      Financing Statements

9.   |X|      Guaranty by each of:  HARVEY R. HOUCK, JR.; MARK H. FISHER

10.  |X|      Certificate of Account Status

11.  [ ]      Opinion of Borrower' Counsel

12.  |X|      Certified Copies of Organizational and Authority Documents

13.  [ ]      Insurance policies and certificates

14.  [ ]      Subordination Agreement covering:  [ ]  debt to:
                                                 [ ]  lien of:

15.  |X|      Financial Statements of:  BORROWER; HARVEY R. HOUCK, JR.;
              MARK H. FISHER

16.  |X|      UCC search

17.  [ ]     Regulation U Purpose Statement (U-1)

                    Loan Documents -- ANNEX I   Page 1 of 1